SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
January 29, 2004

LSB FINANCIAL CORP.

(Exact name of Registrant as specified in its Charter)

Indiana	0-25070	35-1934975
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

101 Main Street, Lafayette, Indiana	47901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 742-1064

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Item 5. Other Events

         On January 29, 2004, LSB Financial Corp. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the declaration of a cash dividend and the date of its upcoming annual meeting of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LSB FINANCIAL CORP.

Date: February 2, 2004	By: /s/ Mary Jo David Mary Jo David, Treasurer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release Dated January 29, 2004.